UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

Zoran Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27246	94-2794449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Kifer Road

Sunnyvale, California 94086-5305

(Address of principal executive offices) (Zip Code)

(408) 523-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Zoran Corporation under Items 2.01, 8.01 and 9.01 on November 30, 2010. Amendment No. 1 is being filed to include the financial statements and financial information required under Item 9.01.

Section 9—Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The unaudited condensed consolidated financial statements of Microtune, Inc. (Microtune) as of and for the three and nine months ended September 30, 2010 and 2009 and the notes thereto included in Microtune’s Quarterly Report on Form 10-Q for the period ended September 30, 2010 filed with the Commission on October 28, 2010 are incorporated herein by reference.

The audited consolidated financial statements of Microtune as of and for the year ended December 31, 2009 and 2008 are filed as Exhibit 99.2 to this Amendment No. 1.

(b)	Pro Forma Financial Information.

The pro forma financial information with respect to Zoran Corporation’s acquisition of Microtune is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

23.1*	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Microtune, Inc.

99.1	Unaudited condensed consolidated financial statements of Microtune, Inc. as of and for the three and nine months ended September 30, 2010 and 2009 (incorporated by reference to Microtune’s Quarterly Report on Form 10-Q for the period ended September 30, 2010, filed with the Commission on October 28, 2010).

99.2*	Audited consolidated financial statements of Microtune, Inc. as of and for the year ended December 31, 2009 and 2008.

99.3*	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZORAN CORPORATION

Dated: February 11, 2011	By:	/S/ Karl Schneider
Karl Schneider Senior Vice President, Chief Finance Officer

EXHIBIT LIST

Exhibit Number	Description of Exhibit

23.1*	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Microtune, Inc.

99.1	Unaudited condensed consolidated financial statements of Microtune, Inc. as of and for the three and nine months ended September 30, 2010 and 2009 (incorporated by reference to Microtune’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010, filed with the Commission on October 28, 2010).

99.2*	Audited consolidated financial statements of Microtune, Inc. as of and for the year ended December 31, 2009 and 2008.

99.3*	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009.

*	Filed herewith.